~~______________________________________________________________________________________________________~~
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 28, 2013 (January 24, 2013)
_______________________________
Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-179896	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
One Campus Drive
Parsippany, NJ 07054
(Address of Principal Executive Offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

~~______________________________________________________________________________________________________~~

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 24, 2013, Brett White was appointed to the Board of Directors of Realogy Holdings Corp. (“Realogy Holdings”) and the board of managers of its indirect wholly owned subsidiary, Realogy Group LLC (“Realogy Group”). Mr. White, age 52, served as the chief executive officer of CBRE Group, Inc., the world's largest commercial real estate services firm, from June 2005 through November 2012, and as its President from September 2001 to March 2010. CBRE Group is a Fortune 500 and S&P 500 company listed on the New York Stock Exchange (NYSE). Previously, Mr. White was Chairman of the Americas of CBRE Services, Inc., the predecessor of CBRE Group, Inc., from May 1999 to September 2001 and President of Brokerage Services from August 1997 to May 1999.
Mr. White has been determined to be an independent director for purposes of the listing standards of the NYSE. The Realogy Holdings Board has not yet determined the committee or committees of the Board on which Mr. White will serve.
Mr. White will receive compensation for his service as a director in accordance with the Realogy Holdings' director compensation guidelines set forth on page 186 of the Realogy Holdings' final prospectus dated October 10, 2012 under the section titled “Management-Director Compensation Program Following this Offering,” which section is incorporated herein by reference.
There have been no transactions and there are no currently proposed transactions in which the Realogy Holdings or Realogy Group was or is to be a participant and in which Mr. White had or will have a direct or indirect material interest that requires disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Holdings Corp.

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer
Date: January 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Realogy Group LLC

By:	/s/ Anthony E. Hull
Name: Anthony E. Hull
Title: Executive Vice President, Chief Financial Officer and Treasurer

Date: January 28, 2013